BURNHAM INVESTORS TRUST

                  Supplement dated September 17, 2003
                  to the Prospectus dated May 1, 2003


BURNHAM FINANCIAL SERVICES FUND

THE LAST SENTENCE OF THE SECTION CAPTIONED "HOW THE FUND SELECTS
SECURITIES" ON PAGE 6 OF THE PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

The Burnham Financial Services Fund will close to new investors when its net assets reach approximately $325 million. While closed, the fund will not allow new investors to purchase shares of the fund. However, existing shareholders may continue to purchase fund shares, including through the automatic reinvestment of dividends. At the discretion of the fund's Board of Trustees, the fund may open to new investors at a later date.

EACH FUND

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE BURNHAM
FUNDS:

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the funds' New Account Application, you will be required to supply the funds with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also as required by law, the funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the funds may temporarily limit additional share purchases. In addition, the funds may limit additional share purchases or close your account if they are unable to verify your identity.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT
               WITH THE PROSPECTUS FOR FUTURE REFERENCE.